UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: January 31, 2008 Estimated average burden hours per response. . 38.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             October 20, 2005

SOUTHWEST CASINO CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50572	87-0686721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Killebrew Drive, Suite 350, Minneapolis, MN	55425
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     952-853-9990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a.12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 20, 2005, Southwest Casino and Hotel Corp. (“Southwest Casino & Hotel”), the wholly-owned operating subsidiary of Southwest Casino Corporation, entered into a Revolving Credit and Term Loan Agreement (the “Loan Agreement”) with Crown Bank of Minneapolis, Minnesota.  Under the terms of the Loan Agreement, Crown Bank extended to Southwest Casino & Hotel a new $2.5 million term loan and assumed Southwest Casino & Hotel’s $450,000 revolving line of credit with an outstanding balance of approximately $446,000 from Associated Bank Minnesota, N.A.  Both loans accrue interest at a floating rate of prime plus 1 percent, with a minimum interest rate of 7.5 percent.  Under the term loan, Southwest Casino & Hotel will pay accrued interest only until April 2006, after which Southwest Casino & Hotel will repay the outstanding principal balance and accrued interest over 12 months.  The revolving line of credit and term loan both mature on April 30, 2007. The repayment period will be extended if Southwest Casino & Hotel meets certain business goals.  Southwest Casino & Hotel may prepay any outstanding amounts under the revolving line of credit at any time without premium or penalty and may prepay the $2.5 million term loan upon at least 30 days prior written notice.

Both the revolving line of credit and the term loan are guaranteed by Southwest Casino Corporation (the “Corporate Guaranty”), which has pledged as collateral for its guaranty all of its assets, including the outstanding capital stock of Southwest Casino and Hotel Corp., under a security agreement (the “Corporate Guarantor Security Agreement”) and a pledge agreement (the “Corporate Guarantor Pledge Agreement”).  In addition, Southwest Casino & Hotel has pledged as collateral for these loans all of its assets, including its ownership interests in subsidiaries including Gold Rush I, LLC, North Metro Harness Initiative, LLC, and Southwest Entertainment, Inc., under a security agreement (the “Security Agreement”) and three pledge agreements (the “Pledge Agreements”).

The Loan Agreement contains standard covenants regarding Southwest Casino & Hotel and its subsidiaries, including affirmative covenants, such as the delivery of certain financial and other information and the maintenance of minimum quarterly revenues under Southwest Casino & Hotel’s management agreement with the Cheyenne and Arapaho Tribes of Oklahoma, and negative covenants, which, among other things, limit the incurrence of additional indebtedness, liens, loans and investments, dividends, disposition of assets, consolidations and mergers, expenses incurred in pursuit of additional gaming opportunities and other matters customarily restricted in these agreements. Some of these restrictions are subject to minimum thresholds and exceptions. The Loan Agreement also contains customary events of default, including, without limitation, payment defaults, material inaccuracy of representations and warranties, covenant defaults, bankruptcy and involuntary proceedings, monetary judgment defaults in excess of specified amounts and cross-defaults to certain other agreements.

In addition, the $2.5 million term loan is secured by the guaranties of 12 Southwest Casino Corporation shareholders (the “Personal Guaranties” and “Trust Guaranty”).  As a condition to entering into the Loan Agreement, James Druck, Chief Executive Officer, Thomas Fox, President and Chief Financial Officer, and Jeffrey Halpern, the Chairman of the Board of Directors of Southwest Casino Corporation, were required by Crown Bank to become three of the 12 shareholder guarantors.  Mr. Druck, Mr. Fox and Mr. Halpern each personally guaranteed $100,000 of this borrowing.  Under the shareholder guaranties, each guarantor is individually liable for a portion of the $2.5 million term loan.  As further required by Crown Bank, the guaranties of Mr. Druck, Mr. Fox and Mr. Halpern also apply to the revolving line of credit, while the guaranties of other shareholders do not.

In consideration for these shareholder guaranties, Southwest Casino Corporation issued five-year fully exercisable warrants to purchase an aggregate of 1,250,000 shares of its common stock at an exercise price of $0.50 per share to the non-affiliated shareholder guarantors and $0.58 per share to Mr. Druck, Mr. Fox and Mr. Halpern (the “Warrants”).  Each guarantor received a warrant to purchase one share of

Southwest Casino Corporation common stock for each $2.00 of term loan guaranteed by that shareholder.  In consideration of their respective guarantees, Mr. Druck, Mr. Fox and Mr. Halpern each received warrants to purchase 50,000 shares of Southwest Casino Corporation common stock.  The $0.58 per share exercise price of the Warrants held by Mr. Druck, Mr. Fox and Mr. Halpern represented the average closing market price of one share of Southwest Casino Corporation’s common stock over the 10 trading days immediately preceding the closing of the loan transaction.  Warrant holders also received the right to have the shares of Southwest Casino Corporation common stock purchasable upon exercise of their warrants included in any registration statement that Southwest Casino Corporation may file in the future under the terms of a separate registration rights agreement (the “Registration Rights Agreement”).

Southwest Casino & Hotel used the net proceeds from the revolving line of credit to refinance certain indebtedness and for ordinary working capital purposes and used the net proceeds from the $2.5 million term loan to make capital contributions to North Metro Harness Initiative, LLC, which in turn used the cash to purchase real property for its proposed harness track and card room, and for ordinary working capital purposes.

The descriptions of the Loan Agreement, Corporate Guaranty, Corporate Guarantor Security Agreement, Corporate Guarantor Pledge Agreement, Security Agreement, Pledge Agreements, Personal Guaranties of Mr. Druck, Mr. Fox and Mr. Halpern, the Personal Guaranties of non-affiliate shareholders, the Trust Guaranty, the Warrants and the Registration Rights Agreement above are qualified in their entirety by reference to the Loan Agreement, Corporate Guaranty, Corporate Guarantor Security Agreement, Corporate Guarantor Pledge Agreement, Security Agreement, Pledge Agreements, form of Personal Guaranty by Mr. Druck, Mr. Fox and Mr. Halpern, form of Personal Guaranty by non-affiliates, form of Guaranty by Trust, form of Warrant and form of Registration Rights Agreement filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 4.1 and  4.2 respectively, to this Current Report on Form 8-K and are incorporated in this Form 8-K by this reference.

Item 1.02  Termination of a Material Definitive Agreement

Except as stated below, all outstanding promissory notes issued by Southwest Casino & Hotel to Associated Bank Minnesota, N.A. were paid in full and terminated on or before October 20, 2005 in connection with the loan transaction with Crown Bank described in Item 1.01 of this Current Report on Form 8-K.  These promissory notes bore interest at varying rates and could be prepaid without premium or penalty.  A $500,000 promissory note issued by Southwest Casino & Hotel and North Metro Harness Initiative, LLC on May 1, 2005, which supports a letter of credit and bond issued to the Minnesota Racing Commission in connection with the racing license application of North Metro Harness Initiative, LLC, remains outstanding.  There is no outstanding principal or interest under this note, which bears interest at a rate equal to prime plus 1 percent.  However, the security interest of Associated Bank Minnesota, N.A. in the assets of Southwest Casino & Hotel under this note was terminated in connection with the closing of the Crown Bank loans.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosure under Item 1.01 of this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

See the disclosure under Item 1.01 of this Current Report on Form 8-K.

The warrants issued to the shareholders who guaranteed the $2.5 million term loan described above under Item 1.01 of this Current Report on Form 8-K were issued by Southwest Casino Corporation in reliance upon exemptions from the registration requirements under the Securities Act of 1933, as amended, including Regulation D and Section 4(2), and applicable state securities laws.  With regard to the reliance upon the exemptions under Regulation D and Section 4(2) under the Securities Act, Southwest Casino Corporation made certain inquiries of the shareholder guarantors to establish that the issuance of the warrants qualified for these exemptions from the registration requirements. No underwriting commissions or discounts were paid with respect to the issuance of the Warrants.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibits.

Exhibit No.	Description	Method of Filing
4.1	Form of Warrant dated October 20, 2005 issued by Southwest Casino Corporation	Filed herewith
4.2	Form of Registration Rights Agreement dated October 20, 2005 between Southwest Casino Corporation and warrantholders	Filed herewith
10.1	Revolving Credit and Term Loan Agreement dated October 20, 2005 between Southwest Casino and Hotel Corp. and Crown Bank*	Filed herewith
10.2	Guaranty by Corporation dated October 20, 2005 by Southwest Casino Corporation for the benefit of Crown Bank	Filed herewith
10.3	Security Agreement dated October 20, 2005 between Southwest Casino Corporation and Crown Bank	Filed herewith
10.4	Stock Pledge Agreement dated October 20, 2005 between Southwest Casino Corporation and Crown Bank	Filed herewith
10.5	Security Agreement dated October 20, 2005 between Southwest Casino and Hotel Corp. and Crown Bank	Filed herewith
10.6	Membership Interest Pledge Agreement dated October 20, 2005 between Southwest Casino and Hotel Corp. and Crown Bank (50% North Metro Harness Initiative, LLC)	Filed herewith
10.7	Membership Interest Pledge Agreement dated October 20, 2005 between Southwest Casino and Hotel Corp. and Crown Bank (Gold Rush I, LLC, Southwest Casino Deadwood, LLC and SW Missouri, LLC)	Filed herewith
10.8	Stock Pledge Agreement dated October 20, 2005 between Southwest Casino and Hotel Corp. and Crown Bank (Southwest Entertainment, Inc.)	Filed herewith
10.9	Form of Personal Guaranty by James Druck, Thomas Fox and Jeffrey Halpern, officers of Southwest Casino Corporation, dated October 20, 2005 for the benefit of Crown Bank	Filed herewith
10.10	Form of Personal Guaranty by non-affiliates dated October 20, 2005 for the benefit of Crown Bank	Filed herewith
10.11	Form of Guaranty by Trust dated October 20, 2005 for the benefit of Crown Bank	Filed herewith

*                                         Pursuant to Item 601(b)(2) of Regulation S-B, the registrant agrees to furnish, supplementally, a copy of any exhibit or schedule omitted from any as filed exhibit to this report to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST CASINO CORPORATION

Date: October 25, 2005

	By:	/s/ Thomas E. Fox
Name: Thomas E. Fox
Title: President

SOUTHWEST CASINO CORPORATION

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
4.1	Form of Warrant dated October 20, 2005 issued by Southwest Casino Corporation	Filed herewith
4.2	Form of Registration Rights Agreement dated October 20, 2005 between Southwest Casino Corporation and warrantholders	Filed herewith
10.1	Revolving Credit and Term Loan Agreement dated October 20, 2005 between Southwest Casino and Hotel Corp. and Crown Bank*	Filed herewith
10.2	Guaranty by Corporation dated October 20, 2005 by Southwest Casino Corporation for the benefit of Crown Bank	Filed herewith
10.3	Security Agreement dated October 20, 2005 between Southwest Casino Corporation and Crown Bank	Filed herewith
10.4	Stock Pledge Agreement dated October 20, 2005 between Southwest Casino Corporation and Crown Bank	Filed herewith
10.5	Security Agreement dated October 20, 2005 between Southwest Casino and Hotel Corp. and Crown Bank	Filed herewith
10.6	Membership Interest Pledge Agreement dated October 20, 2005 between Southwest Casino and Hotel Corp. and Crown Bank (50% North Metro Harness Initiative, LLC)	Filed herewith
10.7	Membership Interest Pledge Agreement dated October 20, 2005 between Southwest Casino and Hotel Corp. and Crown Bank (Gold Rush I, LLC, Southwest Casino Deadwood, LLC and SW Missouri, LLC)	Filed herewith
10.8	Stock Pledge Agreement dated October 20, 2005 between Southwest Casino and Hotel Corp. and Crown Bank (Southwest Entertainment, Inc.)	Filed herewith
10.9	Form of Personal Guaranty by James Druck, Thomas Fox and Jeffrey Halpern, officers of Southwest Casino Corporation, dated October 20, 2005 for the benefit of Crown Bank	Filed herewith
10.10	Form of Personal Guaranty by non-affiliates dated October 20, 2005 for the benefit of Crown Bank	Filed herewith
10.11	Form of Guaranty by Trust dated October 20, 2005 for the benefit of Crown Bank	Filed herewith

*              Pursuant to Item 601(b)(2) of Regulation S-B, the registrant agrees to furnish, supplementally, a copy of any exhibit or schedule omitted from any as filed exhibit to this report to the Securities and Exchange Commission upon request.